Exhibit 99.1

Cytec Industries Inc.

Five Garret Mountain Plaza

Woodland Park, New Jersey 07424

www.cytec.com

Contact:

Jodi A. Allen

(973) 357-3283

Release Date: Immediate

Cytec Announces Change in Pension Accounting

Woodland Park, NJ., July 8, 2013 – Cytec Industries Inc. (CYT) announced it has changed its method of accounting for its continuing pension and other postemployment benefit (OPEB) plans to a more preferable method as permitted under generally accepted accounting principles in the United States (GAAP). The new accounting method, referred to as mark-to-market (MTM), was adopted in the second quarter of 2013, and will be retrospectively applied to the Company’s financial results for all periods. See the adjusted statements of income on pages 4, 6-10, and 13-17 in the accompanying Schedules providing for the effect of the accounting change on the statements of income for the first quarter of 2013, and for the full year and each quarter of 2012 and 2011, respectively.

Under the newly adopted method of accounting for actuarial gains and losses for its pension and OPEB plans, the Company expects its 2013 pension and OPEB costs to be lower than previously anticipated by approximately $30 million, pre-tax, excluding any potential MTM adjustment.

David Drillock, Vice President and Chief Financial Officer said, “With the excellent funding status of our global pension plans and our successful Liability Driven Investment strategy, we believe this accounting change is more appropriate and will provide greater transparency that will allow investors to more clearly evaluate the Company’s operating performance by recognizing actuarial gains and losses in its operating results in the year in which the gains and losses occur, rather than amortizing them over future periods. This accounting change has no impact on benefits received by participants of the pension and OPEB plans. Additionally, there is no impact on pension and OPEB plan funding or Cytec’s cash flow.”

Historically, Cytec has recognized pension and OPEB actuarial gains and losses annually in its Consolidated Balance Sheets as Accumulated Other Comprehensive Income (Loss) as a component of Stockholders’ Equity, and then amortized these gains and losses each quarter in its Statements of Income. The expected return on assets component of Cytec’s pension expense had been calculated using a five-year smoothing of asset gains and losses. In addition, the gain or loss component of pension and OPEB expense had historically been based on amortization of actuarial gains and losses that exceed 10 percent of the greater of plan assets or projected benefit obligations over the average future service period of active employees.

Under the new method of accounting, Cytec’s pension and OPEB costs consist of two elements: 1) ongoing costs recognized quarterly, which are comprised of service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; and 2) MTM gains and losses recognized annually, in the fourth quarter of each year, resulting from changes in actuarial assumptions, such as discount rates, and the differences between actual and expected returns on plan assets. Any interim re-measurements triggered by a curtailment, settlement, or significant plan changes will be recognized as MTM adjustments in the quarter in which such re-measurement event occurs. MTM adjustments will be recognized as “special items” and included in the reconciliation of GAAP to Non-GAAP reported earnings as the company believes this presentation provides investors with a view of operations consistent with managements internal reporting.

As a result of the retrospective application of this change, Cytec’s diluted earnings per share from continuing operations for the quarter ended March 31, 2013 changed from $0.17 to $0.19. Excluding the impact of MTM adjustments and other special items, net, diluted earnings per share from continuing operations for the first quarter of 2013 would have increased from $0.75 to $0.85. For the year ended December 31, 2012, Cytec’s diluted earnings per share from continuing operations changed from $2.01 to $1.62. Excluding the impact of MTM adjustments and other special items, net, diluted earnings per share from continuing operations for 2012 would have increased from $3.08 to $3.45. For the reconciliation of reported Company earnings to Non-GAAP net earnings from continuing operations for the first quarter of 2013, and for 2012 and 2011 under the new accounting method, see pages 5, 11-12, and 18-19, respectively, in the accompanying Schedules.

Cytec’s operating segment results follow internal management reporting, which is used for making operating decisions and assessing performance. Historically, total pension and OPEB costs have been allocated to each segment. In conjunction with the change in accounting principle, the service cost, which represents the benefits earned by active employees during the period, and amortization of prior service costs/credits will continue to be allocated to each business segment. Interest costs, expected return on assets, and MTM adjustments for actuarial gains and losses will be included in the Corporate and Unallocated segment and not allocated to the business segments. Management believes this change in expense allocation will better reflect the underlying operating results of each business. See the accompanying Schedules for the adjusted earnings from operations by business segment providing for the effect of the accounting change on reported segment earnings on pages 4, 6-10, and 13-17 for the first quarter of 2013, and for 2012 and 2011, respectively. There is no change to Cytec’s method of accounting for certain related costs included in inventory as a result of the change in accounting for pension and OPEB costs.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in Cytec’s filings with the Securities and Exchange Commission. Cytec disclaims any obligation to update or revise any forward-looking statements.

Corporate Profile

Cytec’s vision is to deliver specialty material and chemical technologies beyond our customers’ imagination. Our focus on innovation, advanced technology and application expertise enables us to develop, manufacture and sell products that change the way our customers do business. Our pioneering products perform specific and important functions for our customers, enabling them to offer innovative solutions to the industries that they serve. Our products serve a diverse range of end markets including aerospace and industrial materials, mining and plastics.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended March 31, 2013
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$477.4	$—	$477.4
Manufacturing cost of sales	337.0	1.8	338.8
Selling and technical services	39.5	(1.3)	38.2
Research and process development	13.4	(0.6)	12.8
Administrative and general	31.2	(0.9)	30.3
Amortization of acquisition intangibles	3.7	—	3.7

Earnings from operations	52.6	1.0	53.6
Other (expense) income, net	(0.7)	—	(0.7)
Net loss on early extinguishment of debt	39.4	—	39.4
Equity in earnings of associated companies	0.1	—	0.1
Interest expense, net	6.8	—	6.8

Earnings from continuing operations before income taxes	5.6	1.0	6.6
Income tax provision (benefit)	(2.4)	0.3	(2.1)

Earnings from continuing operations	8.0	0.7	8.7

Earnings from operations of discontinued business, net of tax	30.2	1.4	31.6
Loss on sale of discontinued operations, net of tax	(4.3)	—	(4.3)

Earnings from discontinued operations, net of tax	25.9	1.4	27.3

Net earnings	33.9	2.1	36.0
Less: Net earnings attributable to noncontrolling interests	(0.4)	—	(0.4)

Net earnings attributable to Cytec Industries Inc.	$33.5	$2.1	$35.6

Comprehensive income	$13.3	$(4.0)	$9.3
Less: Comprehensive income attributable to noncontrolling interest	(0.2)		(0.2)

Comprehensive income attributable to Cytec Industries Inc.	$13.1	$(4.0)	$9.1

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.18	$0.01	$0.19
Discontinued operations	0.57	0.03	0.60

	$0.75	$0.04	$0.79

Diluted earnings per common share
Continuing operations	$0.17	$0.02	$0.19
Discontinued operations	0.56	0.03	0.59

	$0.73	$0.05	$0.78

Shares used in calculating earnings per common share (in 000s)
Basic	45,018	45,018	45,018
Diluted	45,853	45,853	45,853

Earnings from operations by business segment
Aerospace Materials	$41.5	$3.5	$45.0
Industrial Materials	2.6	0.2	2.8
In Process Separation	16.7	1.0	17.7
Additive Technologies	8.0	0.9	8.9

Earnings from segments	68.8	5.6	74.4
Corporate and unallocated, net (1)	(16.2)	(4.6)	(20.8)

Earnings from operations	$52.6	$1.0	$53.6

(1)	Includes $6.3 for MTM adjustments, which represents the portion of our fourth quarter of 2012 MTM adjustment that was deferred in inventory at the end of 2012.

Reconciliation of GAAP and Non-GAAP Measures

Amounts in millions except per share amounts

(Unaudited)

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Three Months Ended March 31, 2013
GAAP earnings from continuing operations	$8.0	$0.17	$0.7	$0.02	$8.7	$0.19
- Net charges related to stranded cost reduction initiative and costs related to a divestiture of a product line	0.5	0.01	—	—	0.5	0.01
- Premiums paid on early tender for public debts	24.7	0.54	—	—	24.7	0.54
- Revision to established tax liability on unrepatriated earnings of foreign subsidiaries resulting from intended sale of Coating Resins business	1.0	0.02	—	—	1.0	0.02
- Pension mark-to-market adjustment	—	—	4.0	$0.09	4.0	0.09

Non-GAAP net earnings from continuing operations*	$34.2	$0.75	$4.7	$0.10	$38.9	$0.85

*	May not add due to rounding

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended March 31, 2012
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$378.1	$—	$378.1
Manufacturing cost of sales	252.9	11.4	264.3
Selling and technical services	33.1	(0.9)	32.2
Research and process development	12.9	(0.4)	12.5
Administrative and general	26.6	(0.7)	25.9
Amortization of acquisition intangibles	0.8	—	0.8
(Loss) gain on sale of assets	—	—	—

Earnings from operations	51.8	(9.4)	42.4
Other (expense) income, net	0.9	—	0.9
Net loss on early extinguishment of debt	—	—	—
Equity in earnings of associated companies	—	—	—
Interest expense, net	8.7	—	8.7

Earnings (loss) from continuing operations before income taxes	44.0	(9.4)	34.6
Income tax provision (benefit)	13.8	(3.7)	10.1

Earnings from continuing operations	30.2	(5.7)	24.5

Earnings from operations of discontinued business, net of tax	23.4	1.6	25.0
Loss on sale of discontinued operations, net of tax	—	—	—

Earnings from discontinued operations, net of tax	23.4	1.6	25.0

Net earnings	53.6	(4.1)	49.5
Less: Net earnings attributable to noncontrolling interests	(0.5)	—	(0.5)

Net earnings attributable to Cytec Industries Inc.	$53.1	$(4.1)	$49.0

Comprehensive income	$88.5	$(9.8)	$78.7
Less: Comprehensive income attributable to noncontrolling interest	(0.2)		(0.2)

Comprehensive income attributable to Cytec Industries Inc.	$88.3	$(9.8)	$78.5

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.66	$(0.13)	$0.53
Discontinued operations	0.50	0.03	0.53

	$1.16	$(0.10)	$1.06

Diluted earnings per common share
Continuing operations	$0.65	$(0.12)	$0.53
Discontinued operations	0.49	0.04	0.53

	$1.14	$(0.08)	$1.06

Shares used in calculating earnings per common share (in 000s)
Basic	45,961	45,961	45,961
Diluted	46,630	46,630	46,630
Earnings from operations by business segment
Aerospace Materials	$43.3	$2.9	$46.2
Industrial Materials	1.7	0.2	1.9
In Process Separation	22.9	0.7	23.6
Additive Technologies	6.4	0.7	7.1

Earnings from segments	74.3	4.5	78.8
Corporate and unallocated, net (1)	(22.5)	(13.9)	(36.4)

Earnings from operations	$51.8	$(9.4)	$42.4

(1)	Includes $13.9 for MTM adjustments, which consists of the portion of our fourth quarter of 2011 MTM adjustment that was deferred in inventory at the end of 2011.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended June 30, 2012
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$404.0	$—	$404.0
Manufacturing cost of sales	273.8	(4.3)	269.5
Selling and technical services	35.4	(0.9)	34.5
Research and process development	13.2	(0.4)	12.8
Administrative and general	36.2	(0.7)	35.5
Amortization of acquisition intangibles	0.9	—	0.9
(Loss) gain on sale of assets	—	—	—

Earnings from operations	44.5	6.3	50.8
Other (expense) income, net	(2.0)	—	(2.0)
Net loss on early extinguishment of debt	0.2	—	0.2
Equity in earnings of associated companies	—	—	—
Interest expense, net	8.3	—	8.3

Earnings (loss) from continuing operations before income taxes	34.0	6.3	40.3
Income tax provision (benefit)	25.4	2.5	27.9

Earnings from continuing operations	8.6	3.8	12.4

Earnings from operations of discontinued business, net of tax	27.5	1.1	28.6
Loss on sale of discontinued operations, net of tax	—	—	—

Earnings from discontinued operations, net of tax	27.5	1.1	28.6

Net earnings	36.1	4.9	41.0
Less: Net earnings attributable to noncontrolling interests	(0.4)	—	(0.4)

Net earnings attributable to Cytec Industries Inc.	$35.7	$4.9	$40.6

Comprehensive (loss) income	$(6.0)	$(0.1)	$(6.1)
Less: Comprehensive income attributable to noncontrolling interest	(0.5)		(0.5)

Comprehensive (loss) income attributable to Cytec Industries Inc.	$(6.5)	$(0.1)	$(6.6)

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.18	$0.09	$0.27
Discontinued operations	0.59	0.02	0.61

	$0.77	$0.11	$0.88

Diluted earnings per common share
Continuing operations	$0.18	$0.08	$0.26
Discontinued operations	0.58	0.02	0.60

	$0.76	$0.10	$0.86

Shares used in calculating earnings per common share (in 000s)
Basic	46,247	46,247	46,247
Diluted	46,963	46,963	46,963

Earnings from operations by business segment
Aerospace Materials	$36.9	$3.4	$40.3
Industrial Materials	1.8	0.2	2.0
In Process Separation	27.1	0.9	28.0
Additive Technologies	13.7	0.7	14.4

Earnings from segments	79.5	5.2	84.7
Corporate and unallocated, net	(35.0)	1.1	(33.9)

Earnings from operations	$44.5	$6.3	$50.8

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended September 30, 2012
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$455.4	$—	$455.4
Manufacturing cost of sales	320.8	(4.0)	316.8
Selling and technical services	36.5	(0.9)	35.6
Research and process development	13.4	(0.4)	13.0
Administrative and general	37.9	(0.7)	37.2
Amortization of acquisition intangibles	3.4	—	3.4
(Loss) gain on sale of assets	—	—	—

Earnings from operations	43.4	6.0	49.4
Other (expense) income, net	(0.3)	—	(0.3)
Net loss on early extinguishment of debt	—	—	—
Equity in earnings of associated companies	(0.1)	—	(0.1)
Interest expense, net	7.0	—	7.0

Earnings (loss) from continuing operations before income taxes	36.0	6.0	42.0
Income tax provision (benefit)	5.0	2.3	7.3

Earnings from continuing operations	31.0	3.7	34.7

Earnings from operations of discontinued business, net of tax	38.3	1.4	39.7
Loss on sale of discontinued operations, net of tax	(15.5)	—	(15.5)

Earnings from discontinued operations, net of tax	22.8	1.4	24.2

Net earnings	53.8	5.1	58.9
Less: Net earnings attributable to noncontrolling interests	(0.5)	—	(0.5)

Net earnings attributable to Cytec Industries Inc.	$53.3	$5.1	$58.4

Comprehensive income	$89.8	$(0.1)	$89.7
Less: Comprehensive income attributable to noncontrolling interest	(0.6)		(0.6)

Comprehensive income attributable to Cytec Industries Inc.	$89.2	$(0.1)	$89.1

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.67	$0.08	$0.75
Discontinued operations	0.48	0.03	0.51

	$1.15	$0.11	$1.26

Diluted earnings per common share
Continuing operations	$0.66	$0.08	$0.74
Discontinued operations	0.47	0.03	0.50

	$1.13	$0.11	$1.24

Shares used in calculating earnings per common share (in 000s)
Basic	46,359	46,359	46,359
Diluted	47,153	47,153	47,153

Earnings from operations by business segment
Aerospace Materials	$37.4	$3.0	$40.4
Industrial Materials	1.4	0.2	1.6
In Process Separation	24.4	1.0	25.4
Additive Technologies	9.6	0.7	10.3

Earnings from segments	72.8	4.9	77.7
Corporate and unallocated, net	(29.4)	1.1	(28.3)

Earnings from operations	$43.4	$6.0	$49.4

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended December 31, 2012
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$470.7	$—	$470.7
Manufacturing cost of sales	334.1	18.3	352.4
Selling and technical services	42.8	8.2	51.0
Research and process development	13.4	2.3	15.7
Administrative and general	35.9	5.5	41.4
Amortization of acquisition intangibles	3.9	—	3.9
(Loss) gain on sale of assets	(16.7)	—	(16.7)

Earnings from operations	23.9	(34.3)	(10.4)
Other (expense) income, net	(0.3)	3.2	2.9
Net loss on early extinguishment of debt	—	—	—
Equity in earnings of associated companies	(0.1)	—	(0.1)
Interest expense, net	6.2	—	6.2

Earnings (loss) from continuing operations before income taxes	17.3	(31.1)	(13.8)
Income tax provision (benefit)	(6.9)	(10.9)	(17.8)

Earnings from continuing operations	24.2	(20.2)	4.0

Earnings from operations of discontinued business, net of tax	23.4	0.7	24.1
Loss on sale of discontinued operations, net of tax	(1.1)	0.5	(0.6)

Earnings from discontinued operations, net of tax	22.3	1.2	23.5

Net earnings	46.5	(19.0)	27.5
Less: Net earnings attributable to noncontrolling interests	(0.7)	—	(0.7)

Net earnings attributable to Cytec Industries Inc.	$45.8	$(19.0)	$26.8

Comprehensive income (loss)	$18.7	$1.8	$20.5
Less: Comprehensive income attributable to noncontrolling interest	(0.3)		(0.3)

Comprehensive income (los) attributable to Cytec Industries Inc.	$18.4	$1.8	$20.2

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.53	$(0.44)	$0.09
Discontinued operations	0.48	0.02	0.50

	$1.01	$(0.42)	$0.59

Diluted earnings per common share
Continuing operations	$0.52	$(0.43)	$0.09
Discontinued operations	0.47	0.02	0.49

	$0.99	$(0.41)	$0.58

Shares used in calculating earnings per common share (in 000s)
Basic	45,569	45,569	45,569
Diluted	46,402	46,402	46,402
Earnings from operations by business segment
Aerospace Materials	$38.2	$3.5	$41.7
Industrial Materials	5.7	0.2	5.9
In Process Separation	17.4	0.9	18.3
Additive Technologies	8.2	0.8	9.0

Earnings from segments	69.5	5.4	74.9
Corporate and unallocated, net (1)	(45.6)	(39.7)	(85.3)

Earnings from operations	$23.9	$(34.3)	$(10.4)

(1)	Includes $41.6 for MTM adjustments related to the fourth quarter of 2012 MTM adjustment.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Year Ended December 31, 2012
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$1,708.1	$—	$1,708.1
Manufacturing cost of sales	1,181.5	21.4	1,202.9
Selling and technical services	147.8	5.5	153.3
Research and process development	52.9	1.1	54.0
Administrative and general	136.6	3.4	140.0
Amortization of acquisition intangibles	9.0	—	9.0
(Loss) gain on sale of assets	(16.7)	—	(16.7)

Earnings from operations	163.6	(31.4)	132.2
Other expense, net	(1.7)	3.2	1.5
Net loss on early extinguishment of debt	(0.2)	—	(0.2)
Equity in earnings of associated companies	(0.2)	—	(0.2)
Interest expense, net	30.1	—	30.1

Earnings from continuing operations before income taxes	131.4	(28.2)	103.2
Income tax provision	37.3	(9.8)	27.5

Earnings from continuing operations	94.1	(18.4)	75.7

Earnings from operations of discontinued business, net of tax	112.6	4.8	117.4
(Loss) gain on sale of discontinued operations, net of tax	(16.6)	0.5	(16.1)

Earnings from discontinued operations, net of tax	96.0	5.3	101.3

Net earnings	190.1	(13.1)	177.0
Less: Net earnings attributable to noncontrolling interests	(2.1)	—	(2.1)

Net earnings attributable to Cytec Industries Inc.	$188.0	$(13.1)	$174.9

Comprehensive income	$191.0	$(8.2)	$182.8
Less: Comprehensive income attributable to noncontrolling interest	(1.6)		(1.6)

Comprehensive income attributable to Cytec Industries Inc.	$189.4	$(8.2)	$181.2

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$2.04	$(0.40)	$1.64
Discontinued operations	2.04	0.12	2.15

	$4.08	$(0.28)	$3.80

Diluted earnings per common share
Continuing operations	$2.01	$(0.39)	$1.62
Discontinued operations	2.01	0.11	2.12

	$4.02	$(0.28)	$3.74

Shares used in calculating earnings per common share (in 000s)
Basic	46,034	46,034	46,034
Diluted	46,786	46,786	46,786
Earnings from operations by business segment
Aerospace Materials	$155.7	$12.8	$168.5
Industrial Materials	10.6	0.8	11.4
In Process Separation	91.8	3.5	95.3
Additive Technologies	37.9	2.9	40.8

Earnings from segments	296.0	20.0	316.0
Corporate and unallocated, net (1)	(132.4)	(51.4)	(183.8)

Earnings from operations	$163.6	$(31.4)	$132.2

(1)	Includes $55.5 for MTM adjustments, which consists of a charge of $13.9 related to the portion of our fourth quarter of 2011 MTM adjustment that was deferred in inventory at the end of 2011, and a charge of $41.6 related to the fourth quarter of 2012 MTM adjustment.

Reconciliation of GAAP and Non-GAAP Measures

Amounts in millions except per share amounts

(Unaudited)

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Three Months Ended March 31, 2012
GAAP earnings from continuing operations	$30.2	$0.65	$(5.7)	$(0.12)	$24.5	$0.53
- Net restructuring charges	(0.1)	—			(0.1)	—
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.4	0.01			0.4	0.01
- Pension mark-to-market adjustment	—	—	8.6	0.19	8.6	0.19

Non-GAAP net earnings from continuing operations*	$30.5	$0.65	$2.9	$0.08	$33.4	$0.73

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Three Months Ended June 30, 2012
GAAP earnings from continuing operations	$8.6	$0.18	$3.8	$0.08	$12.4	$0.26
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.4	0.01			0.4	0.01
- Umeco acquisition costs	2.9	0.06			2.9	0.06
- Net restructuring charges	7.9	0.17			7.9	0.17
- Revision to established tax liability on unrepatriated earnings of foreign subsidiaries resulting from intended sale of Coating Resins business	14.5	0.31			14.5	0.31

Non-GAAP net earnings from continuing operations*	$34.3	$0.73	$3.8	$0.08	$38.1	$0.81

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Three Months Ended September 30, 2012
GAAP earnings from continuing operations	$31.0	$0.66	$3.7	$0.08	$34.7	$0.74
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.4	0.01			0.4	0.01
- Umeco acquisition costs	4.3	0.09			4.3	0.09
- Net restructuring charges	3.3	0.07			3.3	0.07
- Amortization of inventory step-up	3.1	0.07			3.1	0.07
- Exchange Loss on intercompany loan related to Umeco acquisition	0.7	0.01			0.7	0.01

Non-GAAP net earnings from continuing operations*	$42.8	$0.91	$3.7	$0.08	$46.5	$0.99

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Three Months Ended December 31, 2012
GAAP earnings from continuing operations	$24.2	$0.52	$(20.2)	$(0.43)	$4.0	$0.09
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.2	—			0.2	—
- Umeco acquisition costs	1.0	0.02			1.0	0.02
- Net restructuring charges	3.6	0.08			3.6	0.08
- Amortization of inventory step-up	0.7	0.01			0.7	0.01
- Loss on sale of assets	10.5	0.23			10.5	0.23
- Revision to established tax liability on unrepatriated earnings of foreign subsidiaries resulting from intended sale of Coating Resins business	(3.9)	(0.08)			(3.9)	(0.08)
- Pension mark-to-market adjustment	—	—	27.3	0.59	27.3	0.59

Non-GAAP net earnings from continuing operations*	$36.3	$0.78	$7.1	$0.16	$43.4	$0.94

*	May not add due to rounding

Reconciliation of GAAP and Non-GAAP Measures

Amounts in millions except per share amounts

(Unaudited)

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Full Year Ended December 31, 2012
GAAP earnings from continuing operations	$94.1	$2.01	$(18.4)	$(0.39)	$75.7	$1.62
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	1.5	0.03			1.5	0.03
- Umeco acquisition costs	8.2	0.18			8.2	0.18
- Net restructuring charges	14.6	0.31			14.6	0.31
- Amortization of inventory step-up	3.8	0.08			3.8	0.08
- Exchange loss on intercompany loan related to Umeco acquisition	0.7	0.01			0.7	0.01
- Revision to established tax liability on unrepatriated earnings of foreign subsidiaries resulting from intended sale of Coating Resins business	10.6	0.23			10.6	0.23
- Loss on sale of assets	10.5	0.23			10.5	0.23
- Pension mark-to-market adjustments, net	—	—	35.9	0.77	35.9	0.77

Non-GAAP net earnings from continuing operations*	$144.0	$3.08	$17.5	$0.37	$161.5	$3.45

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended March 31, 2011
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$335.7	$—	$335.7
Manufacturing cost of sales	239.3	6.1	245.4
Selling and technical services	32.0	(1.5)	30.5
Research and process development	10.8	(0.7)	10.1
Administrative and general	24.9	(1.1)	23.8
Amortization of acquisition intangibles	0.8	—	0.8
Gain on sale of assets	3.3	—	3.3

Earnings from operations	31.2	(2.8)	28.4
Other (expense) income, net	(4.3)	—	(4.3)
Net loss on early extinguishment of debt	0.1	—	0.1
Interest expense, net	9.2	—	9.2

Earnings (loss) from continuing operations before income taxes	17.6	(2.8)	14.8
Income tax provision (benefit)	3.1	(1.1)	2.0

Earnings from continuing operations	14.5	(1.7)	12.8

Earnings from operations of discontinued business, net of tax	32.6	1.0	33.6
Gain (loss) on sale of discontinued operations, net of tax	36.8	1.9	38.7

Earnings from discontinued operations, net of tax	69.4	2.9	72.3

Net earnings	83.9	1.2	85.1
Less: Net earnings attributable to noncontrolling interests	(0.7)	—	(0.7)

Net earnings attributable to Cytec Industries Inc.	$83.2	$1.2	$84.4

Comprehensive income	$137.5	$(8.7)	$128.8
Less: Comprehensive income attributable to noncontrolling interest	(0.7)		(0.7)

Comprehensive income attributable to Cytec Industries Inc.	$136.8	$(8.7)	$128.1

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.29	$(0.03)	$0.26
Discontinued operations	1.38	0.06	1.44

	$1.67	$0.03	$1.70

Diluted earnings per common share
Continuing operations	$0.29	$(0.04)	$0.25
Discontinued operations	1.37	0.05	1.42

	$1.66	$0.01	$1.67

Shares used in calculating earnings per common share (in 000s)
Basic	49,622	49,622	49,622
Diluted	50,260	50,260	50,260

Earnings from operations by business segment
Aerospace Materials	$23.1	$2.4	$25.5
Industrial Materials	2.0	0.2	2.2
In Process Separation	16.4	0.9	17.3
Additive Technologies	8.4	0.6	9.0

Earnings from segments	49.9	4.1	54.0
Corporate and unallocated, net (1)	(18.7)	(6.9)	(25.6)

Earnings from operations	$31.2	$(2.8)	$28.4

(1)	Includes $3.4 for MTM adjustments, which includes a charge of $6.5 from the portion of our fourth quarter MTM adjustment that was deferred in inventory at the end of 2010, and a credit of $3.1 related to a MTM adjustment triggered by the sale of our former Building Block Chemicals business.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended June 30, 2011
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$347.3	$—	$347.3
Manufacturing cost of sales	244.1	(6.4)	237.7
Selling and technical services	32.5	(0.7)	31.8
Research and process development	11.2	(0.3)	10.9
Administrative and general	26.5	(0.5)	26.0
Amortization of acquisition intangibles	0.8	—	0.8
Gain on sale of assets	—	—	—

Earnings from operations	32.2	7.9	40.1
Other (expense) income, net	(2.0)	—	(2.0)
Net loss on early extinguishment of debt	0.2	—	0.2
Interest expense, net	9.6	—	9.6

Earnings (loss) from continuing operations before income taxes	20.4	7.9	28.3
Income tax provision (benefit)	6.4	3.4	9.8

Earnings from continuing operations	14.0	4.5	18.5

Earnings from operations of discontinued business, net of tax	24.1	1.3	25.4
Gain (loss) on sale of discontinued operations, net of tax	(2.2)	—	(2.2)

Earnings from discontinued operations, net of tax	21.9	1.3	23.2

Net earnings	35.9	5.8	41.7
Less: Net earnings attributable to noncontrolling interests	(0.8)	—	(0.8)

Net earnings attributable to Cytec Industries Inc.	$35.1	$5.8	$40.9

Comprehensive income	$61.5	$2.2	$63.7
Less: Comprehensive income attributable to noncontrolling interest	(0.8)		(0.8)

Comprehensive income attributable to Cytec Industries Inc.	$60.7	$2.2	$62.9

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.28	$0.10	$0.38
Discontinued operations	0.43	0.02	0.45

	$0.71	$0.12	$0.83

Diluted earnings per common share
Continuing operations	$0.28	$0.09	$0.37
Discontinued operations	0.42	0.03	0.45

	$0.70	$0.12	$0.82

Shares used in calculating earnings per common share (in 000s)
Basic	49,257	49,257	49,257
Diluted	49,918	49,918	49,918

Earnings from operations by business segment
Aerospace Materials	$27.2	$2.8	$30.0
Industrial Materials	0.9	0.2	1.1
In Process Separation	15.6	0.8	16.4
Additive Technologies	10.6	0.6	11.2

Earnings from segments	54.3	4.4	58.7
Corporate and unallocated, net (1)	(22.1)	3.5	(18.6)

Earnings from operations	$32.2	$7.9	$40.1

(1)	Includes a credit of $3.9 for MTM adjustments, which represents the portion of our first quarter MTM adjustment triggered by the sale of our former Building Block Chemicals business that was deferred in inventory at the end of the first quarter of 2011.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended September 30, 2011
	As	Effect of
	Previously	Accounting
(Dollars in millions, expect per share amounts)	Reported	Change	Revised
Net sales	$363.4	$—	$363.4
Manufacturing cost of sales	256.0	(2.8)	253.2
Selling and technical services	29.3	(0.7)	28.6
Research and process development	10.9	(0.3)	10.6
Administrative and general	20.6	(0.5)	20.1
Amortization of acquisition intangibles	0.8	—	0.8
Gain on sale of assets	—	—	—

Earnings from operations	45.8	4.3	50.1
Other (expense) income, net	1.3	—	1.3
Net loss on early extinguishment of debt	—	—	—
Interest expense, net	8.6	—	8.6

Earnings (loss) from continuing operations before income taxes	38.5	4.3	42.8
Income tax provision (benefit)	13.1	0.4	13.5

Earnings from continuing operations	25.4	3.9	29.3

Earnings from operations of discontinued business, net of tax	23.1	—	23.1
Gain (loss) on sale of discontinued operations, net of tax	—	—	—

Earnings from discontinued operations, net of tax	23.1	—	23.1

Net earnings	48.5	3.9	52.4
Less: Net earnings attributable to noncontrolling interests	(0.6)	—	(0.6)

Net earnings attributable to Cytec Industries Inc.	$47.9	$3.9	$51.8

Comprehensive income (loss)	$(41.1)	$0.2	$(40.9)
Less: Comprehensive income attributable to noncontrolling interest	(0.6)		(0.6)

Comprehensive income (loss) attributable to Cytec Industries Inc.	$(41.7)	$0.2	$(41.5)

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.52	$0.09	$0.61
Discontinued operations	0.47	—	0.47

	$0.99	$0.09	$1.08

Diluted earnings per common share
Continuing operations	$0.52	$0.08	$0.60
Discontinued operations	0.46	—	0.46

	$0.98	$0.08	$1.06

Shares used in calculating earnings per common share (in 000s)
Basic	48,364	48,364	48,364
Diluted	48,834	48,834	48,834

Earnings from operations by business segment
Aerospace Materials	$28.1	$3.1	$31.2
Industrial Materials	1.9	0.2	2.1
In Process Separation	17.3	0.9	18.2
Additive Technologies	12.8	0.6	13.4

Earnings from segments	60.1	4.8	64.9
Corporate and unallocated, net	(14.3)	(0.5)	(14.8)

Earnings from operations	$45.8	$4.3	$50.1

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended December 31, 2011
(Dollars in millions, expect per share amounts)	As Previously Reported	Effect of Accounting Change	Revised
Net sales	$369.5	$—	$369.5
Manufacturing cost of sales	252.6	38.9	291.5
Selling and technical services	33.4	8.3	41.7
Research and process development	12.2	3.8	16.0
Administrative and general	24.2	6.1	30.3
Amortization of acquisition intangibles	0.8	—	0.8
Gain on sale of assets	—	—	—

Earnings from operations	46.3	(57.1)	(10.8)
Other (expense) income, net	(0.2)	1.2	1.0
Net loss on early extinguishment of debt	—	—	—
Interest expense, net	8.4	—	8.4

Earnings (loss) from continuing operations before income taxes	37.7	(55.9)	(18.2)
Income tax provision (benefit)	5.7	(20.7)	(15.0)

Earnings from continuing operations	32.0	(35.2)	(3.2)

Earnings from operations of discontinued business, net of tax	10.6	2.4	13.0
Gain (loss) on sale of discontinued operations, net of tax	—	—	—

Earnings from discontinued operations, net of tax	10.6	2.4	13.0

Net earnings	42.6	(32.8)	9.8
Less: Net earnings attributable to noncontrolling interests	(1.0)	—	(1.0)

Net earnings attributable to Cytec Industries Inc.	$41.6	$(32.8)	$8.8

Comprehensive income (loss)	$0.9	$8.6	$9.5
Less: Comprehensive income attributable to noncontrolling interest	(1.0)		(1.0)

Comprehensive income (loss) attributable to Cytec Industries Inc.	$(0.1)	$8.6	$8.5

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$0.69	$(0.76)	$(0.07)
Discontinued operations	0.20	0.06	0.26

	$0.89	$(0.70)	$0.19

Diluted earnings per common share
Continuing operations	$0.68	$(0.75)	$(0.07)
Discontinued operations	0.20	0.06	0.26

	$0.88	$(0.69)	$0.19

Shares used in calculating earnings per common share (in 000s)
Basic	46,588	46,588	46,588
Diluted	47,033	47,033	47,033

Earnings from operations by business segment
Aerospace Materials	$35.3	$2.8	$38.1
Industrial Materials	6.3	0.2	6.5
In Process Separation	20.4	0.7	21.1
Additive Technologies	7.5	0.7	8.2

Earnings from segments	69.5	4.4	73.9
Corporate and unallocated, net (1)	(23.2)	(61.5)	(84.7)

Earnings from operations	$46.3	$(57.1)	$(10.8)

(1)	Includes $61.0 for MTM adjustments related to the fourth quarter of 2011 MTM adjustment.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Year Ended December 31, 2011
(Dollars in millions, expect per share amounts)	As Previously Reported	Effect of Accounting Change	Revised
Net sales	$1,415.9	$—	$1,415.9
Manufacturing cost of sales	992.2	35.8	1,028.0
Selling and technical services	127.2	5.4	132.6
Research and process development	45.0	2.5	47.5
Administrative and general	96.1	4.0	100.1
Amortization of acquisition intangibles	3.2	—	3.2
(Loss) gain on sale of assets	3.3	—	3.3

Earnings from operations	155.5	(47.7)	107.8
Other expense, net	(5.1)	1.2	(3.9)
Net loss on early extinguishment of debt	(0.3)	—	(0.3)
Equity in earnings of associated companies	—	—	—
Interest expense, net	35.8	—	35.8

Earnings from continuing operations before income taxes	114.3	(46.5)	67.8
Income tax provision	28.3	(18.0)	10.3

Earnings from continuing operations	86.0	(28.5)	57.5

Earnings from operations of discontinued business, net of tax	90.3	4.7	95.0
(Loss) gain on sale of discontinued operations, net of tax	34.6	1.9	36.5

Earnings from discontinued operations, net of tax	124.9	6.6	131.5

Net earnings	210.9	(21.9)	189.0
Less: Net earnings attributable to noncontrolling interests	(3.1)	—	(3.1)

Net earnings attributable to Cytec Industries Inc.	$207.8	$(21.9)	$185.9

Comprehensive income	$158.9	$2.3	$161.2
Less: Comprehensive income attributable to noncontrolling interest	(3.2)		(3.2)

Comprehensive income attributable to Cytec Industries Inc.	$155.7	$2.3	$158.0

Earnings per share attributable to Cytec Industries Inc.
Basic earnings per common share
Continuing operations	$1.78	$(0.59)	$1.19
Discontinued operations	2.51	0.14	2.65

	$4.29	$(0.45)	$3.84

Diluted earnings per common share
Continuing operations	$1.75	$(0.58)	$1.17
Discontinued operations	2.49	0.13	2.62

	$4.24	$(0.45)	$3.79

Shares used in calculating earnings per common share (in 000s)
Basic	48,449	48,449	48,449
Diluted	49,003	49,003	49,003

Earnings from operations by business segment
Aerospace Materials	$113.8	$11.1	$124.9
Industrial Materials	11.1	0.8	11.9
In Process Separation	69.7	3.3	73.0
Additive Technologies	39.4	2.5	41.9

Earnings from segments	234.0	17.7	251.7
Corporate and unallocated, net (1)	(78.5)	(65.4)	(143.9)

Earnings from operations	$155.5	$(47.7)	$107.8

(1)	Includes $60.5 for MTM adjustments, which consists of a charge of $6.5 related to the portion of our fourth quarter of 2010 MTM adjustment that was deferred in inventory at the end of 2010, a credit of $7.0 related to a MTM adjustment triggered by the sale of our former Building Block Chemicals business, and a charge of $61.0 related to the fourth quarter of 2011 MTM adjustment.

Reconciliation of GAAP and Non-GAAP Measures

Amounts in millions except per share amounts

(Unaudited)

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS
Three Months Ended March 31, 2011
GAAP earnings from continuing operations	$14.5	$0.29	$(1.7)	$(0.04)	$12.8	$0.25
- Net restructuring charges	0.1	—			0.1	—
- Gain on sale of land	(2.1)	(0.04)			(2.1)	(0.04)
- Environmental liability adjustments	2.0	0.04			2.0	0.04
- Pension mark-to-market adjustment	—	—	2.1	0.04	2.1	0.04

Non-GAAP net earnings from continuing operations*	$14.5	$0.29	$0.4	$0.01	$14.9	$0.30

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS
Three Months Ended June 30, 2011
GAAP earnings from continuing operations	$14.0	$0.28	$4.5	$0.09	$18.5	$0.37
- Net restructuring charges	0.2	—			0.2	—
- Environmental liability adjustments	0.7	0.01			0.7	0.01
- Pension mark-to-market adjustments	—	—	(2.4)	(0.05)	(2.4)	(0.05)

Non-GAAP net earnings from continuing operations*	$14.9	$0.30	$2.1	$0.04	$17.0	$0.34

	As Previously Reported		Effect of Accounting Change		Revised
	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS
Three Months Ended September 30, 2011
GAAP earnings from continuing operations	$25.4	$0.52	$3.9	$0.08	$29.3	$0.60
- Net restructuring charges	0.1	—			$0.1	$—

Non-GAAP net earnings from continuing operations*	$25.5	$0.52	$3.9	$0.08	$29.4	$0.60

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS	Net Earnings	Diluted EPS
Three Months Ended December 31, 2011
GAAP earnings from continuing operations	$32.0	$0.68	$(35.2)	$(0.75)	$(3.2)	$(0.07)
- Net restructuring charges	0.1	—			0.1	—
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.4	0.01			0.4	0.01
- Environmental liability adjustments	0.9	0.02			0.9	0.02
- Pension mark-to-market adjustment	—	—	38.3	0.81	38.3	0.81

Non-GAAP net earnings from continuing operations*	$33.4	$0.71	$3.1	$0.07	$36.5	$0.78

*	May not add due to rounding

Reconciliation of GAAP and Non-GAAP Measures

Amounts in millions except per share amounts

(Unaudited)

	As Previously		Effect of
	Reported		Accounting Change		Revised
	Net	Diluted	Net	Diluted	Net	Diluted
	Earnings	EPS	Earnings	EPS	Earnings	EPS
Full Year Ended December 31, 2011
GAAP earnings from continuing operations	$86.0	$1.75	$(28.5)	$(0.58)	$57.5	$1.17
- Net restructuring charges	0.5	0.01			0.5	0.01
- Incremental accelerated depreciation related to sale of R&D facility in Stamford, CT.	0.4	0.01			0.4	0.01
- Gain on sale of land	(2.1)	(0.04)			(2.1)	(0.04)
- Environmental liability adjustments	3.6	0.07			3.6	0.07
- Pension mark-to-market adjustments, net	—	—	38.0	0.78	38.0	0.78

Non-GAAP net earnings from continuing operations*	$88.4	$1.80	$9.5	$0.20	$97.9	$2.00

*	May not add due to rounding

###